UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 27, 2016

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2016, the Board of Directors of Wells Fargo & Company (the “Company”) announced certain compensation and employment actions relating to recent legal and regulatory settlements entered into by the Company regarding its retail banking sales practices. As part of these actions, the Company agreed with Carrie Tolstedt, former Senior Executive Vice President (Community Banking), that Ms. Tolstedt would separate from employment effective September 27, 2016, that Ms. Tolstedt would not exercise any outstanding stock options previously awarded by the Company until the completion of the ongoing investigation being conducted by the Company and its Board of Directors and that, at the conclusion of such investigation, the Board of Directors would have the authority to determine the extent to which such options will be forfeited. To ensure that no stock options could be exercised pending this agreement, the Board of Directors issued a precautionary notice of termination for cause, which was rescinded.

The Company’s news release announcing these actions is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 5.02. The agreement between the Company and Ms. Tolstedt is attached to this report as Exhibit 10(a) and is also incorporated by reference into this Item 5.02.

Item 8.01.	Other Events.

Federal, state and local government agencies, including the United States Department of Justice, and state attorneys general and prosecutors’ offices, as well as Congressional committees, have undertaken formal or informal inquiries, investigations or examinations relating to certain sales practices of the Company that were the subject of settlements with the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency and the Office of the Los Angeles City Attorney announced by the Company on September 8, 2016. The Company has responded, and continues to respond, to requests from a number of the foregoing seeking information regarding these sales practices and the circumstances of the settlements and related matters. A number of lawsuits have also been filed by non-governmental parties seeking damages or other remedies related to these sales practices.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10(a)	Letter Agreement, effective September 27, 2016, between the Company and Carrie Tolstedt

99.1	News Release dated September 27, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2016	WELLS FARGO & COMPANY

	By:	/s/ Hope A. Hardison
Hope A. Hardison
Senior Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description	Location

10(a)	Letter Agreement, effective September 27, 2016, between the Company and Carrie Tolstedt	Filed herewith

99.1	News Release dated September 27, 2016	Filed herewith

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